Risks And Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 006 [Member]
EBP, Risk and Uncertainty [Line Items]
Risks And Uncertainties
6. RISKS AND UNCERTAINTIES
The Plan invests in various investment securities based primarily on elections made by participants. Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility risks. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in value of investment securities will occur in the near term and that such changes would materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits.